Exhibit 99.1

First Midwest Bancorp

Presentation Materials
November 13, 2014

Agenda

- Overview
- Performance
- Going Forward

Overview

Premier Banking Franchise

$9.1 Billion in Assets

- 5th Largest IL-based, 80th in U.S. (1)

$7.3 Billion in Average Deposits

- Strong Core Deposits - 83% Low Cost

$6.5 Billion in Loans

- #1 Agricultural Lender in IL, #45 in U.S. (2)

$7.2 Billion in Trust Assets

- IL's 3rd Largest in Revenue (3)



Deposits
Demand 30%
Savings/ NOW 34%
Money Market 19%
Time 17%



Loans
C&I/Ag 39%
CRE 47%
Consumer 13%
FDIC Covered 1%

Information as of September 30, 2014.

(1) From SNL Financial.
(2) From American Bankers' Association.
(3) From Trust Performance Report.

Tenured in Attractive Markets

70 Plus Years of Service

Recognized Nationally and Locally

- 2014 J.D. Power Award

Suburban Chicago Centric

- 89% of Deposits
- #11 in Suburban Chicago MSA [(1)]

Robust Sales Platform

- Retail
- Commercial
- Wealth Management
- Approximately 100 Locations



WISCONSIN
Kenosha
McHenry
Lake
LAKE MICHIGAN
IOWA
DeKalb
Kane
DuPage
Cook
Scott
Rock Island
Kendall
LaSalle
Will
Porter
Lake
Grundy
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign
Branch Locations
Chicago Loan Production Office

(1) Based on deposit balances as of June 30, 2014.

Recognized

"Highest Customer Satisfaction with Retail Banking in the Midwest"

The study looked at the following factors:

- Account Information
- Channel Activities
- Facility
- Fees
- Problem Resolution
- Product Offerings



HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
RETAIL BANKING - MIDWEST • 2014
PRESENTED TO
FIRST
MIDWEST BANK
BY J.D. POWER AND ASSOCIATES

First Midwest Bank received the highest numerical score among retail banks in the Midwest region in the proprietary J.D. Power 2014 Retail Banking Satisfaction Study[SM]. Study based on 80,445 total responses measuring 21 providers in the Midwest region (IA, IL, KS, MO, MN, WI) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed January 2014. Your experiences may vary. Visit jdpower.com.

First Midwest Bank
BANK WITH MOMENTUM

And Growing

Pro Forma Acquisition Impact

- Illustrative Impact of Pending Acquisition:

	Assets	Branches	Loans	Deposits	% Core	Loans / Deposits	Targeted Close/ Conversion
First Midwest Bancorp [1]	$9.1	98	$6.5	$7.6	83%	86%	N/A
Great Lakes Bank [2] (Pending)	0.6	8	0.2	0.5	81%	49%	4Q14
Pro Forma	$9.7	106	$6.7	$8.1	82%	84%	N/A

- Expanding Metro Chicago Footprint, Augmenting "Best in Class" Deposit Base and Capacity to Leverage
- Expect Solid 2015 Earnings Accretion and Accelerated Capital Recovery
- Significant Balance Sheet Flexibility to Grow Organically in 2014/2015 and Manage Size and Interest Rate Environment
  - Do not Expect to Exceed $10 Billion in Total Assets Until 2015, Potentially 2016
    - $5 Million Estimated Cost, After-tax, of Durbin Amendment (without any assumed offsets)
  - Anticipated Earnings Accretion Well Exceeds Potential Durbin Impact

(1) Data as of September 30, 2014 and includes Popular Community Bank, which closed on August 8, 2014.
(2) Great Lakes Financial Resources, Inc., the holding company for Great Lakes Bank, National Association as of March 31, 2014 .

Dollar amounts in billions.

Growing and Strategically Accretive

- Fills In West Metro Market, Deepens South Presence
- Cultural Fit
- Strong Team, Solid Reputation
- Financially Accretive
- Opportunities for Synergies
- Branches in IL, IN and IA



WISCONSIN
Kenosha
McHenry
Lake
Cook
LAKE MICHIGAN
IOWA
DeKalb
Kane
DuPage
Scott
Rock Island
Kendall
LaSalle
Will
Grundy
Porter
Lake
Jasper
Newton
Knox
ILLINOIS
INDIANA
Vermilion
Champaign
First Midwest Bank branch locations
First Midwest Chicago Loan Prod. Office
Popular Community Bank locations
Great Lakes Bank locations

An Experienced Acquiror

History Since 2006

8 Transactions Adds $4.5 Billion in Assets

March 2006
Bank Calumet, Inc.
- *$1.4 billion in assets*

October 2009
First DuPage Bank
- *$261 million in assets*

April 2010
Peotone Bank & Trust Co.
- *$129 million in assets*

August 2010
Palos Bank & Trust Co.
- *$485 million in assets*

October 2011
4 Chicago-area branches of Old National Bancorp
- *$108 million in assets*

August 2012
Waukegan Savings Bank
- *$86 million in assets*

July 7, 2014 *(Pending)*
Great Lakes Bank
- *$583 million in assets*
- *$237 million in loans*
- *$490 million in deposits*

August 2014 *(Completed)*
12 Chicago-area branches of Popular Community Bank
- *$743 million in assets*
- *$549 million in loans*
- *$732 million in deposits*

September 2014 *(Completed)*
National Machine Tool Financial Corp
- *Equipment Leasing Finance*
- *In Business for 28 Years*
- *Historic Production – $40 million/yr*

Performance

First Midwest's 2014 Priorities

Largely Unchanged, Influenced by Environment

- Build the highest quality team
- Diversify/grow loans and revenue
- Balance investment and risk

Maximize Shareholder Value

Drives First Midwest's Performance and Focus

Earnings Stronger, More Stable

Quarterly Data	Sept 2013	June 2014	Sept 2014	Sept '14 vs Sept '13	Sept '14 vs June '14
Reported Net income	$29.3	$18.5	$18.5	N/M	-
Adjusted Net Income	$17.9 [1]	$19.0 [2]	$20.8 [2]	16%	9%
Net interest margin	3.63%	3.65%	3.72%	2%	2%
Fee-based revenues	$27.8	$27.0	$29.7	7%	10%
Loans	$5,602	$5,948	$6,519	16%	10%
Efficiency Ratio	63%	64% [2]	62% [2]	(2%)	(3%)

(1) Excludes the impact of certain balance sheet repositioning activities during the third quarter of 2013.

(2) Excludes the impact of after-tax acquisition and integration related costs of $490 thousand for the second quarter of 2014 and $2.2 million for the third quarter of 2014.

Dollar amounts in millions.

Benefiting From
Growth in Loans and Fee-Based Businesses

Credit Quality Improved, Normalizing


Non-performing Assets (1)
Down 22%
$150
$125
$100
$75
$50
$25
$0
$134
$24
$36
$74
$120
$24
$32
$64
$104
$5
$29
$70
Sept 2013
Dec 2013
Sept 2014
NPLs
OREO
TDRs


Performing Potential Problem Loans (1)
% of corporate loans
3.94%
3.23%
3.81%
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$187
$72
$115
$156
$78
$78
$194
$68
$126
Sept 2013
Dec 2013
Sept 2014
Special mention
Substandard

(1) Excludes acquired and covered loans and covered OREO.

Dollar amounts in millions.

Loan Portfolio

Diversifying First Midwest's Lending

$6.5 Billion, Up 16% (1)



42% Owner
Occupied (2)

	Category	Amount	% of Total	Change (1)
(blue)	C & I and Ag	$2.6	39%	**21%**
(green)	Commercial R E	3.0	47%	**16%**
(red)	Consumer	0.8	13%	**17%**
(yellow)	Covered	0.1	1%	**(41%)**

(1) Compared to September 30, 2013.
(2) The percent reported does not include multi-family or construction loans.

Dollar amounts in billions.

Expanding Commercial Team

- Business Banking
- Middle Market
  - Specialty Lending
- Chicago LPO

Building Opportunities Through Commercial Specialty Lines

- Legacy: Agricultural, Healthcare
- Since 2011: Asset-Based Lending
- Acquired National Machine Tool, Equipment Finance Provider

Broadening Consumer

- Direct
- Mortgage

M&A Strengthens

Deposits

Strong Legacy Base and Continue to Strengthen Core

$7.3 Billion, Up 6.2% (1)



Savings
17%
DDA
30%
NOW
17%
Time
17%
MMA
19%

(1) Quarter-to-date averages compared to the third quarter of 2013.

Strong Base

- 83% Low Cost Transactional
- Lower Cost Funding: 15 bps

Driving Household Growth

- Core Checking, Penetration
- Mobile, Internet Expansion

Better Positioned For Higher Rates

M&A Strengthens

- Popular Acquisition Adds $732 Million

Deposits Well-positioned For Rising Rates

Implied Elasticity From Q4 2003 To Q2 2006 (%)



Q4 2003 - Q2 2005 (1st 200 bps increase)
Q4 2003 - Q2 2006 (Total change)
29%
18%
FMBI
55%
47%
PVTB
41%
25%
WTFC
37%
22%
MBFI
31%
17%
CHFC
29%
17%
SRCE
28%
14%
UMBF
22%
7%
FMER

Cost Of Deposits (2003 – 2014)



Cost of deposits
FMBI
Median (1)
Max (1)
1.30%
1.17%
1.71%
2.50%
2.82%
1.93%
1.12%
0.59%
0.42%
0.27%
0.18%
0.15%
29bps cost advantage to peers (2003-2008)
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
MRQ

From Company filings, SNL Financial

Note: Financial data as of most recent quarter; Implied deposit elasticity calculated as change in cost of deposits from Q4 2003 to Q2 2006 as % of the change in 3-month LIBOR during the same time period (1.17% to 5.22%)

(1) Median and max values from CHFC, FMER, MBFI, ONB, PVTB, SRCE, UMBF and WTFC

Fee-Based Revenues

Building Fee-Based Businesses



$35
$30
$25
$20
$15
$10
$5
$0
$28
$27
$30
3Q 2013
2Q 2014
3Q 2014
Other Fees
Card-Based
Service Charges
Wealth Management
Mortgage

Dollar amounts in millions.

Significant, Broad Based Growth

- Up 6.7% vs. Third Quarter 2013
- Improved Retail Product Alignment, Card Penetration
- Expanded Capital Market Offering
- Mortgage Expansion, Impacted By Market Conditions
- Popular Added A Modest Amount

Wealth Management

- Up 11.7% vs. Third Quarter 2013
- Leveraging Distribution, Commercial Synergy

Leveraging First Midwest's Business Investment

Managing Efficiency


Net Interest and Noninterest Income
Noninterest Expense
$120
$100
$80
$60
$40
$20
$0
$95(1)
$65
$98
$65
$108
$70
3Q 2013
2Q 2014
3Q 2014

	3Q 2013	2Q 2014	3Q 2014
Margin	3.63%	3.65%	3.72%
Efficiency	63%	64% (2)(3)	62% (3)

(1) Excludes the impact of certain balance sheet repositioning activities.
(2) Excludes the loss on the prepayment of FHLB advances.
(3) Excludes acquisition and integration related expenses.

Loan Growth Offsets Pressure

Building Fee-Based Businesses

Balanced Business Investment

- Tight Management of Expense
- Investment In:
  - First Midwest's People
  - Distribution, Brand

Going Forward

Capital, A Source of Strength

Metric	December 31, 2012	December 31, 2013	Sept 30, 2014	Bank Regulatory Requirements [1] Minimum	Bank Regulatory Requirements [1] 2014 Excess (In Millions)
Company Capital to Risk Weighted Assets:					
Total	11.90%	12.39%	10.94%	10.00%	$125
Tier 1	10.28%	10.91%	9.86%	6.00%	$344
Tier 1 Common	9.33%	10.37%	9.38%	N/A	N/A
Quarterly Dividend	$0.01	$0.07	$0.08	N/A	N/A
Dividend Payout %	6%	27%	32%	N/A	N/A

[1] Bank excess capital is presented since the Company is not subject to formal Federal Reserve regulatory guidance.

- Capital Deployed for Acquisitions, Expected to Rebuild Quickly
- Significant Capital, Primarily Common Equity
- Investment Grade Ratings from Moody's, Fitch and S&P
- Supports Ability to Leverage

Ability to Leverage Capital, Infrastructure

Market Opportunities

Environment Will Drive
- Capital Requirements, Lower Profitability
- Compliance Costs

Consolidation Expected Over Time
- 45 Chicago Banks Between $350 Million and $4 Billion in Assets
- Additional Opportunities in Adjacent Markets

We Are A Compelling Partner
- Solid Reputation, Culture
- Strong Capital, Capacity, Experience
- 2 Acquisitions Completed in 3Q, and one Anticipated in 4Q 2014

Requires Patience, Discipline
- Alignment with Core Business Strategy
- Managing $10 Billion Regulatory Threshold
- Willingness and Ability to Respond

In Closing – Why Invest?

Premier Growing Bank Franchise

Leveraging First Midwest's Strengths

- Engaged, Enhanced Team
- Strong Core Deposits
- Attractive Markets, Growing Opportunities
- Significant Capital and Liquidity

Executing On First Midwest's Priorities

- Build the Highest Quality Team
- Diversify/Grow Loans and Revenue
- Balance Investment and Risk

Growing Strategically Expected to Enhance Shareholder Returns

Appendix

Overview of Record Growth

Robust Asset Generation Across Range Of Commercial And Retail Products ($Mm)



Total FMBI Loans (1)
11.7%
$5,190
$5,580
$6,428
Total
2012
2013
3Q 2014
Corporate (2)
18.9%
$1,631
$1,831
$2,208
C&I
12.3%
$1,619
$1,687
$1,982
CRE
Q3 2014
15.8%
$269
$322
$348
Agricultural
Q3 2014
Consumer
11.5%
$428
$472
$517
Consumer
2012
2013
Q3 2014
Covered
(35.9%)
$198
$134
$91
Covered
2012
2013
Q3 2014

Diversified Revenue Base



Other 17.7%
Deposit service charges 32.4%
BOLI income 2.5%
Mortgage banking income 3.7%
Card-based fees 21.7%
Wealth management 22.0%
Q3'14 Fee Based: $31mm
~30% Fee Income

Significant Wealth Management And Trust Platform



Trust AUM ($bn)
WM fees ($mm)
$4.5
$20
$5.0
$22
$6.7
$24
2011
2012
2013

From Company filings, SNL Financial

Note: Financial data as of most recent quarter
(1) Excludes covered loans; (2) Excludes construction and other CRE

Outperformed Peers, Broader Market

Share Price Performance Over Last 3 Years


53%
57%
62%
66%
KRX
SP500
Peers (1)
First Midwest

	10/24/2011		12/31/2011		12/31/2012		12/31/2013		10/24/2014	
	P/TBV	P/NTM E	P/TBV	P/NTM E	P/TBV	P/NTM E	P/TBV	P/NTM E	P/TBV	P/NTM E
FMBI	1.0x	13.4x	1.1x	13.9x	1.4x	12.5x	1.8x	16.2x	1.6x	13.1x
Peers[1]	1.3x	12.8x	1.4x	13.4x	1.3x	12.0x	1.9x	15.9x	1.6x	12.7x

From Company reports, SNL Financial, FactSet

Note: Market data as of October 24, 2014

(1) Peers include CHFC, FMER, MBFI, ONB, PVTB, SRCE, UMBF and WTFC

Certain Terms Used in This Presentation

Acquired Loans – These are loans that were acquired in business combinations.
Core Deposits – Includes demand, savings, money markets, and NOW accounts.
Covered Loans or Covered OREO – Means loans or OREO that the Company acquired through an FDIC-assisted transaction.
Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, net trading gains, and tax-equivalent adjusted BOLI income. Net securities gains are excluded from the efficiency ratio. The ratio also excludes the effects of unusual, infrequent, or non-recurring revenues and expenses.
Net Interest Income – Means the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities.
Net Interest Margin – Means net interest income divided by total average interest-earning assets, presented on a tax-equivalent basis assuming a federal income tax rate of 35%.
Non-Performing Loans – Means non-accrual loans (the majority of which are past due) and loans 90 days or more past due and still accruing interest.
Performing Potential Problem Loans – These loans are performing in accordance with contractual terms, but management has concerns about the ability of the borrower to continue to comply with loan terms due to the borrower's operating or financial difficulties.
Tier 1 Common Capital – Means tier 1 capital, less trust preferred securities, divided by risk-weighted assets.

Notes:

- Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.
- Unless otherwise indicated, all loan information includes acquired and covered loans.
- Peer information source for this presentation is from SNL.

Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," or "continue" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, pending acquisition transactions, including estimated synergies, cost savings, and financial benefits of pending or consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties and assumptions. For a discussion of these risks, uncertainties and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2013, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

Important Additional Information

The information contained in this document does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Great Lakes, First Midwest filed a registration statement on Form S-4 with the SEC that includes a preliminary proxy statement of Great Lakes and a preliminary prospectus of First Midwest, as well as other relevant documents concerning the proposed transaction. Stockholders are advised to read the registration statement and proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about First Midwest, Great Lakes and the proposed transaction. These documents and other documents relating to the merger filed by First Midwest can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest's website at www.firstmidwest.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, One Pierce Place, Suite 1500, Itasca, Illinois 60143 or by calling (630) 875-7463, or from Great Lakes upon written request to Great Lakes Financial Resources, Inc., Attn: Thomas S. Agler, President, 4600 West Lincoln Highway, Matteson, Illinois 60443 or by calling (708) 283-5800.

First Midwest, Great Lakes and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Great Lakes stockholders in connection with the proposed transaction between First Midwest and Great Lakes under the rules of the SEC. Certain information regarding the interests of these participants, and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement/prospectus regarding the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph. Additional information about First Midwest and its directors and officers may be found in the definitive proxy statement of First Midwest relating to its 2014 Annual Meeting of Stockholders filed with the SEC on April 17, 2014. This definitive proxy statement can be obtained free of charge from the SEC's website at www.sec.gov.

First Midwest Bancorp, Inc.

Contact Information

Paul F. Clemens
Executive Vice President
& Chief Financial Officer
Paul.clemens@firstmidwest.com
630-875-7347

James M. Roolf
Senior Vice President
& Corporate Relations Officer
Jim.roolf@firstmidwest.com
630-875-7533